Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stem, Inc. on Form 10-Q for the three months ended September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Carrington, Chief Executive Officer and Director of the registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the registrant.

STEM, INC.

Date: November 9, 2021	By:	/s/ John Carrington
		Name:	John Carrington
		Title:	Chief Executive Officer